UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2012 (January 31, 2012)

Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-5507	06-0842255
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Custom House Street, Portland, ME	04101
(Address of Principal Executive Offices)	(Zip Code)

207-619-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01    Other Events

ASX Quarterly Activities Report

On January 31, 2012, Magellan Petroleum Corporation (the “Company”) filed the Company’s Activities Report for the quarter ended December 31, 2011, with the Australian Stock Exchange. A copy of the Company’s Activities Report is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended December 31, 2012, as filed on January 31, 2012 with the Australian Stock Exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Antoine J. Lafargue
Name: Antoine J. Lafargue
Title: Chief Financial Officer and Treasurer

Dated:  February 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Activities Report for the Quarter Ended December 31, 2011, as filed on January 31, 2012 with the Australian Stock Exchange.